Exhibit 10.1

THIRD AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

This is a Third Amendment to Second Amended and Restated Loan Agreement (this “Third Amendment”) dated as of the 31st day of July, 2012, between VNB New York Corp., as assignee of Valley National Bank, Merchants Bank Division (“VNB”), a New York corporation having an office at 275 Madison Avenue, New York, NY 10016, Bank Leumi USA (“Leumi”), having an office at 562 Fifth Avenue, New York, New York 10036, Israel Discount Bank of New York (“IDB”), having an office at 511 Fifth Avenue, New York, New York 10017, Manufacturers and Traders Trust Company (“M&T”), having an office at 350 Park Avenue, New York, New York 10017 and One Liberty Properties, Inc., a Maryland corporation, having its principal place of business at 60 Cutter Mill Road, Suite 303, Great Neck, New York 11021 (the “Borrower”). Capitalized terms not otherwise defined in this Third Amendment shall have the meanings ascribed to them in the Loan Agreement (as defined below).

WHEREAS, Lender and Borrower entered into a certain Second Amended and Restated Loan Agreement made as of the 31st day of March, 2010 (as amended from time to time, the “Loan Agreement”);

WHEREAS, Lender and Borrower wish to supplement and amend the Loan Agreement by modifying the Commitment of the Lenders, modifying each Lender’s Commitment Percentage, extending the Maturity Date, reducing the applicable interest rate floor and revising certain of the covenants contained in the Loan Agreement all upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, it is agreed as follows:

1.             Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by replacing Schedule 1 referred to in the definition of “Commitment” with a new Schedule 1 attached hereto.  All references in the Loan Agreement to Schedule 1 shall be deemed to refer to Schedule 1 referred to in this Third Amendment.

2.             Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by deleting the definition of the term “Borrowing Base” and replacing it with the following:

“Borrowing Base” means as of any date of determination, an amount equal to 65% of the sum of the (i) Total Unsecured Value and (ii) Collateral Mortgage Value.

3.             Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by deleting the definition of the term “Floating Rate” and replacing it with the following:

“Floating Rate” means a rate of interest equal to the Prime Rate plus the Applicable Margin.  Notwithstanding anything contained herein to the contrary, the Floating Rate shall never be less than four and three-fourths (4 ¾%) percent per annum.”

4.             Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by deleting the definition of the term “LIBOR Based Rate” and replacing it with the following:

“LIBOR Based Rate” means a rate of interest on the Libor Rate Loans equal to the Adjusted LIBOR Rate plus the Applicable Margin.  Notwithstanding anything contained herein to the contrary, the LIBOR Based Rate shall never be less than four and three-fourths (4 ¾%) percent per annum.

5.             Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by deleting the definition of the term “Renovation/Operating Expense Loan” and replacing it with new defined terms for “Renovation Expense Loan” and “Operating Expense Loan” as follows:

“Operating Expense Loan” means a Loan made by Lender to Borrower for the purpose of financing the costs of Borrower’s operations including, but not limited to, the operation, maintenance and/or repair of a Property or reimbursing Borrower for such costs of operations, maintenance and/or repair.

“Renovation Expense Loan” means a Loan made by Lender to Borrower for the sole purpose of financing the cost of improving a Property or a structure on a Property or reimbursing Borrower for the costs of such improvements.

6.             Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by deleting the definitions of the term “Total Secured Value” and “Total Unsecured Value” and replacing it with the following:

“Total Secured Value” means the value of the Borrower’s, Guarantors’ and their respective Subsidiaries’ Encumbered Properties (other than New Encumbered Properties), calculated by capitalizing the Adjusted Net Operating Income thereof at a rate of 9.00%, plus the value of the Borrower’s, Guarantors’ and their respective Subsidiaries’ New Encumbered Properties, calculated at the higher of (i) the capitalization of the Adjusted Net Operating Income thereof at a rate 9.00% or (ii) the purchase price thereof, provided however that such Encumbered Property must be improved and have a positive cash flow.

“Total Unsecured Value” means the value of the Borrower’s, Guarantors’ and their respective Subsidiaries’ Unencumbered Properties (other than New Unencumbered Properties), calculated by capitalizing the Adjusted Net Operating Income thereof at a rate of

9.00%, plus the value of the Borrower’s, Guarantors’ and their respective Subsidiaries’ New Unencumbered Properties, calculated at the higher of (i) the capitalization of the Adjusted Net Operating income thereof at a rate of 9.00% or (ii) the purchase price thereof, provided however that such Unencumbered Property must be improved and have a positive cash flow.

7.             Section 2.02 entitled “Revolving Credit Note” of the Loan Agreement is hereby amended by substituting and replacing each Revolving Credit Note with the Revolving Credit Notes attached hereto as Exhibit A.  All references in the Loan Agreement to “Revolving Credit Notes” or “Exhibit A” shall be deemed to refer to the Revolving Credit Notes referred to in this Third Amendment and all references to Exhibit A shall be deemed to refer to Exhibit A attached to this Third Amendment.

8.             Section 2.06 of the Loan Agreement is hereby supplemented and amended by adding the following sentence at the end thereof: “Lender shall not advance and Borrower shall not request Renovation Expense Loans and Operating Expense Loans which in the aggregate exceed the lesser of (x) $15,000,000 or (y) 15% of the Borrowing Base, provided however, that in no event shall Operating Expense Loans exceed $10,000,000 and Borrower shall immediately prepay such Renovation Expense and/or Operating Expense Loans to the extent of any such excess and there shall be no further advances until such excess is repaid.”

9.             Section 2.07 (a) of the Loan Agreement is hereby amended by substituting and replacing the words “March 31, 2013” with the words “March 31, 2015” in their place instead.

10.          Section 2.10 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

SECTION 2.10    Use of Proceeds. The proceeds of the Revolving Credit Loans shall be used for (i) the acquisition of a Property; (ii) the repayment (in whole or in part) of existing mortgage debt on a Property; and (iii) Renovation Expense Loans and Operating Expense Loans in the aggregate not to exceed the lesser of (x) $15,000,000 or (y) 15% of the Borrowing Base, provided however, that in no event shall Operating Expense Loans exceed $10,000,000. No part of the proceeds of any Loan may be used for any purpose that directly or indirectly violates or is inconsistent with, the provisions of Regulations T, U or X.

11.          Section 5.01(b)(vii) is of the Loan Agreement is hereby amended by replacing the form of Borrower Base Certificate attached as Exhibit “F” with a new form Exhibit F attached hereto as “Exhibit “F” and all references to Exhibit F shall be deemed to refer to Exhibit F attached to this Third Amendment.

12.          Section 5.01(q) of the Loan Agreement is hereby amended by adding the following sentence immediately before the second to last sentence thereof:

Furthermore, if at any time, the number of form Collateral Mortgages encumbering Collateral Mortgage Properties is less than eight (8) (the “Threshold”) as a result of such Properties being sold or encumbered, then, within forty-five (45) days thereof, Borrower shall execute and deliver to Lender substitute and/or replacement forms of Collateral Mortgages on Unencumbered Properties for each such Property sold or encumbered in order to maintain the Threshold, which Unencumbered Properties shall be selected by and be in form satisfactory to the Lender; provided, however, and as a result of the sale of OLP Palo Alto LLC, Borrower shall not execute and deliver additional forms of Collateral Mortgage to maintain the Threshold until the sale or encumbrance of one (1) additional Collateral Mortgage Property.

13.          Section 5.02(h) of the Loan Agreement is hereby deleted it in its entirety and replaced with “Intentionally Omitted.”

14.          Section 5.03(c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

Venture Interest Investments.  Borrower and the Guarantors shall not permit, on a consolidated basis, its Investment in Venture Interests to exceed $37,500,000.00, of which no more than $12,500,000.00 may be invested in any single Venture Interest, to be tested quarterly.

15.          Section 5.03 of the Loan Agreement is hereby supplemented and amended by adding a new subsection “j” entitled “Number of Unencumbered Properties” as follows:

(j) Number of Unencumbered Properties. The Borrower and Guarantors shall own not less than ten (10) Unencumbered Properties during such times when the amounts outstanding under the Revolving Credit Notes is greater than $55,000,000.

16.          In order to cause the Obligations to equal each Lender’s Commitment Percentage, as amended by this Third Amendment, Borrower and Lender hereby consent and agree that, on the date hereof, M&T shall cause Revolving Credit Loans to be made in such amounts as set forth on Schedule 6 attached hereto and made a part hereof (identified therein as the “Reallocation Amounts”). The Reallocation Amounts shall be paid and delivered, by wire transfer within one (1) business day of the date hereof, to each of VNB, IDB and Leumi, as the case may be, as more particularly described on Schedule 6, pursuant to wire instructions to be provided, and shall be applied by VNB, IDB and Leumi, as the case may be, as a partial repayment of outstanding Revolving Credit Loans due such Lender, without prepayment penalty or premium.

17.          The effectiveness of this Third Amendment shall be expressly subject to receipt by the Lender of the following items:

(a)                                 a fully executed Third Amendment;

(b)                                 fully executed Revolving Credit Notes in the form attached as Exhibit A;

(c)                                  payment of all costs and expenses incurred by the Lender;

(d)                                 payment to Lender of the commitment fees in the amount set forth on Schedule 12 (d) attached hereto, which the Borrower and Guarantors acknowledge was earned by the Lender in connection with this Third Amendment;

(e)                                  payment to Lender of the extension fees in the amount set forth on Schedule 12 (e) attached hereto, which the Borrower and Guarantors acknowledge was earned by the Lender in connection with this Third Amendment;

(f)                                   payment to the Lender’s counsel for fees and expenses in connection with the preparation, negotiation and execution of this Third Amendment; and

(g)                                  such other agreements and instruments as the Lender reasonably deems necessary to carry out the terms and provisions of this Third Amendment.

18.          All terms and conditions of the Loan Documents, except as modified by this agreement are hereby affirmed and ratified.

19.          Borrower hereby represents and warrants that:

(a)                                 Except as set forth on the attached schedules, any and all of the representations, warranties and schedules contained in the Loan Agreement or any of the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date;

(b)                                 Except as otherwise expressly disclosed to Lender in writing by Borrower, no event has occurred and is continuing which constitutes an Event of Default under the Loan Agreement or under any of the other Loan Documents or which upon the giving of notice or the lapse of time or both would constitute an Event of Default;

(c)                                  As of the date hereof and after giving effect to the provisions set forth in Section 16 hereof, it is legally, validly and enforceably indebted to VNB under its Revolving Credit Note in the principal amount of $4,093,333.33, to M&T under its Revolving Credit Note in the principal amount of $7,163,333.33, to Leumi under its Revolving Credit Note in the principal amount of $2,046,666.67, and to IDB under its Revolving Credit Note in the principal amount of

$2,046,666.67, all of which amounts are due without offset, claim, defense, counterclaim or right of recoupment; and

(d)                                 Borrower and each Guarantor hereby release and discharge Lender from all claims or liabilities in any way arising from or in any way connected with the Loan Agreement or the Loan Documents to the extent arising through the date of execution hereof.

20.          This Third Amendment shall be governed and construed in accordance with the laws of the State of New York.

21.          No modification or waiver of or with respect to any provisions of this Third Amendment and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Lender from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Loan Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No consent to or demand on the Borrower or any Guarantor in any case shall, of itself, entitle it, him or her to any other or further notice or demand in similar or other circumstances.

22.          The provisions of this Third Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in the Third Amendment in any jurisdiction.

23.          This Third Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

24.          This Third Amendment shall be binding upon and inure to the benefit of the Borrower and its successors and to the benefit of the Lender and its successors and assigns.  The rights and obligations of the Borrower under this Third Amendment shall not be assigned or delegated without the prior written consent of the Lender, and any purported assignment or delegation without such consent shall be void.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties have set their hands hereto effective on                           , 2012.

BORROWER:
ONE LIBERTY PROPERTIES, INC.

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

GUARANTORS:

OLP Apple Kennesaw LLC
By: One Liberty Properties, Inc., its sole member

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP BATAVIA, INC.

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP BOLING BROOK LLC
By: One Liberty Properties, Inc., its sole member

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP CARROLLTON LLC
By: One Liberty Properties, Inc., its sole member

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP CARTERSVILLE LLC
By: One Liberty Properties, Inc., its sole member

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP CARY LLC
By: OLP-OD LLC, its sole member
By: One Liberty Properties, Inc., its sole member

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP CHICAGO LLC
By: OLP-OD LLC, its sole member
By: One Liberty Properties, Inc., its sole member

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP COLUMBUS, INC.

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP EUGENE LLC
By: OLP-OD LLC, its sole member
By: One Liberty Properties, Inc., its sole member

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP EL PASO I L.P.
By: OLP El Paso, Inc, general partner

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP FARMINGTON AVENUE CT LLC
By: One Liberty Properties, Inc., its sole member

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP HOUSTON GUITARS LLC
By: One Liberty Properties, Inc., its sole member

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP KENNESAW LLC
By: OLP-OD LLC, its sole member
By: One Liberty Properties, Inc., its sole member

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP LAWRENCE LLC
By: One Liberty Properties, Inc., its sole member

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP LAWRENCEVILLE LLC
By: One Liberty Properties, Inc., its sole member

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP MIAMI SPRINGS LLC
By: OLP-OD LLC, its sole member
By: One Liberty Properties, Inc., its sole member

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP MONROEVILLE L.P.
By: OLP PA Monroeville LLC, general partner
By: One Liberty Properties, Inc., its sole member

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP NAPLES LLC
By: One Liberty Properties, Inc., its sole member

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP NEW HYDE PARK, INC.

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP ONALASKA LLC
By: One Liberty Properties, Inc., its sole member

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP PALM BEACH, INC.

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP PAWENDY L.P.
By: OLP Pawendy I LLC, general partner
By: One Liberty Properties, Inc., its sole member

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP PLANO I L.P.
By: OLP Plano, Inc, general partner

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP SOUTH HIGHWAY HOUSTON, INC.

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP SUNLAND PARK DRIVE LLC
By: OLP-OD LLC, its sole member
By: One Liberty Properties, Inc., its sole member

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP TEXAS, INC.

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

OLP VETERANS HIGHWAY LLC
By: One Liberty Properties, Inc., its sole member

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President —
Chief Financial Officer

LENDERS:

VNB NEW YORK CORP.

By:	/s/ Andrew Baron
	Name:	Andrew Baron
	Title:	First Vice President

BANK LEUMI USA

By:	/s/ Cynthia C. Wilbur
	Name:	Cynthia C. Wilbur
	Title:	Vice President

ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ Marc G. Cooper
	Name:	Marc G. Cooper
	Title:	First Vice President

By:	/s/ Mimi Vu
	Name:	Mimi Vu
	Title:	Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Jonathan S. Tolpin
	Name:	Jonathan S. Tolpin
	Title:	Administrative Vice President

EXHIBIT A

REVOLVING CREDIT NOTES

SCHEDULE 1

LENDERS

NAME AND ADDRESS	COMMITMENT	COMMITMENT PERCENTAGE (expressed as a fraction)
VNB NEW YORK CORP. 275 Madison Avenue New York, New York 10016 Att: Andrew S. Baron, Third V. P.	$20,000,000.00	4/15
BANK LEUMI USA 562 Fifth Avenue New York, New York 10036 Att: Cynthia Wilbur, Vice President	$10,000,000.00	2/15
ISRAEL DISCOUNT BANK OF NEW YORK 511 Fifth Avenue New York, New York 10017 Att: Marc Cooper, Third V.P.	$10,000,000.00	2/15
MANUFACTURERS AND TRADERS TRUST COMPANY 350 Park Avenue New York, NY 10022 Attention: John Chiti, Vice President	$35,000,000.00	7/15

Schedule 6

Reallocation of Revolving Credit Loans

Lender:	Current Balance:	Reallocation Amounts:	Reallocated Amount to be disbursed by M&T as a Repayment to the following Lenders:	Adjusted Loan Balance after application of Loan/Repayment:	Commitment Percentage: (expressed as a fraction)
M&T	$5,581,727	$1,488,393.67	VNB	$7,163,333.33	7/15
		$46,606.33	Leumi
		$46,606.33	IDB
VNB	$5,581,727			$4,093,333.33	4/15
Leumi	$2,093,273			$2,046,666.67	2/15
IDB	$2,093,273			$2,046,666.67	2/15
	$15,350,000	$1,581,606.33:			100%

SCHEDULE Section 12(d)

COMMITMENT FEES

VNB NEW YORK CORP.	$0
BANK LEUMI USA	$6,250.00
ISRAEL DISCOUNT BANK OF NEW YORK	$6,250.00
MANUFACTURERS AND TRADERS TRUST COMPANY	$37,500.00

SCHEDULE 12(e)

EXTENSION FEE

VNB NEW YORK CORP.	$200,000.00
BANK LEUMI USA	$100,000.00
ISRAEL DISCOUNT BANK OF NEW YORK	$100,000.00
MANUFACTURERS AND TRADERS TRUST COMPANY	$350,000.00

EXHIBIT F

ONE LIBERTY PROPERTIES (“OLP”) MONTHLY

BORROWING BASE CERTIFICATE

REPORT DATE: AS OF

A)	Total Collateral Mortgage Value of Recorded OLP First Mortgaged Properties
B)

Total Unsecured Value of OLP Unencumbered Properties: (Values based on 9% cap rate less 2% management fee or purchase price if property is owned for less than one year by OLP- Minimum required Negative Pledged properties value at all times of $45,000,000 is required.)

C)	Amount in “A” plus “B” multiplied by .65
D)	Total Amount Outstanding On Credit Facility
E)	Amount in “C” minus “D” BORROWING BASE COVERAGE/SHORTFALL If this amount is negative, such shortfall is immediately due and payable. If this amount is positive, there is no shortfall.

RENOVATION EXPENSE LOAN AND OPERATING EXPENSE LOAN CERTIFICATE

F)	Amount Outstanding Used For Renovation Expense Loans (but in no event in excess of $15,000,000)
G)	Amount Outstanding Used For Operating Expense Loans (but in no event in excess of $10,000,000)
H)	Amount in “F” plus “G” The aggregate Amount Outstanding of Renovation Expense Loans and Operating Expense Loans (but in no event in excess of $15,000,000)
I)	The lesser of (x) 15% of amount set forth in “C” or (y) $15,000,000
J)

The amount of “I” minus “H”

COVERAGE/SHORTFALL

If this amount is negative, such Renovation/Operating Expense Loans must be immediately reduced by the shortfall. If this amount is positive, there is no shortfall.

SUPPORTING SCHEDULES ARE REQUIRED TO BE ATTACHED TO THIS CERTIFICATE

A NEW BORROWING BASE CERTIFICATE IS ALSO REQUIRED TO BE PRESENTED WHENEVER A NEW CREDIT FACILITY DRAWDOWN IS REQUESTED, AND WHENEVER AN UNENCUMBERED PROPERTY IS SOLD OR MORTGAGED.

The undersigned officer of the Borrower further certifies that as of the date hereof to the best of such officer’s knowledge (i) there exists no violation of any covenant or agreement contained in any Loan Document, and no condition or event has occurred which would constitute a Default or Event of Default under any Loan Document, (ii) each of the representations and warranties contained in each Loan Document is true and correct on and as of the date hereof as though made on and as of the date hereof, and (iii) the Borrower is in compliance with all of the terms, covenants and conditions of each Loan Document to which it is a party.

ONE LIBERTY PROPERTIES, INC.

By:
Name:
Title: